UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 15, 1997



                              CAPSTAR HOTEL COMPANY
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             (Exact name of registrant as specified in its charter)




         Delaware             1-12017                   52-1979383
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      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



1010 Wisconsin Avenue, N.W.,
         Suite 650,
      Washington, D.C.                                             20007
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      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code:  (202) 965-4455


                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.     Other Events.
            -------------

            On August 22, 1997, CapStar Hotel Company (the "Company") filed a Registration Statement on Form S-3 (No. 333-34253), as amended by Amendment No. 1 filed on September 10, 1997 (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of up to an aggregate of $600,000,000 of its Common Stock, Preferred Stock, Senior Debt Securities, Subordinated Debt Securities and Warrants, which Registration Statement was declared effective on September 10, 1997.

            The Company has entered into an indenture, dated as of October 16, 1997, between the Company and First Trust of New York, National Association, as trustee (the "Trustee"), pursuant to which the Company intends to issue $172,500,000 aggregate principal amount of its 4.75% Convertible Subordinated Notes due 2004 registered pursuant to the Registration Statement.

            In order to provide for the eligibility of the Trustee under the Trust Indenture Act of 1939, the Trustee has executed a Statement of Eligibility which is attached hereto (together with certain exhibits thereto) as Exhibit 25 and hereby incorporated by reference into the Registration Statement.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits.


Exhibit Number       Description of Exhibit
--------------       ----------------------
25                   Statement of Eligibility of Trustee on Form T-1


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                                   Signatures
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: October 15, 1997

                                       CAPSTAR HOTEL COMPANY



                                       By:  /s/ JOHN EMERY
                                          --------------------------
                                          John Emery
                                          Chief Financial Officer




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                                 EXHIBIT INDEX



Exhibit Number           Description of Exhibit
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       25                Statement of Eligibility of Trustee on Form T-1